Exhibit 10.3

Execution Version

Dated 10 January 2020

in respect of the

SYNDICATED L/G FACILITY AGREEMENT

  EUR 150,000,000

  originally dated 8 March 2018 (as amended and restated 4 September 2019)

  HILLENBRAND, INC. AND CERTAIN OF ITS SUBSIDIARIES

  arranged by

  COMMERZBANK AKTIENGESELLSCHAFT

(as Arranger)

  with

  COMMERZBANK FINANCE & COVERED BOND S.A.

(as Agent)

SECOND AMENDMENT AGREEMENT

Die Welle
Reuterweg 20
60323 Frankfurt am Main
Tel: +49.69.6062.6000

www.lw.com

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This Amendment Agreement (this "Agreement") is made between the following parties:

(1)	HILLENBRAND, INC. (the "Company");

(2)	THE SUBSIDIARIES of the Company listed in Part 1 (The Obligors) of Schedule 1 (The Parties) as borrowers (together with the Company the "Borrowers");

(3)	THE SUBSIDIARIES of the Company listed in Part 1 (The Obligors) of Schedule 1 (The Parties) as guarantors (together with the Company the "Guarantors");

(4)	COMMERZBANK AKTIENGESELLSCHAFT as coordinator, mandated lead arranger and bookrunner (the "Arranger");

(5)	THE FINANCIAL INSTITUTIONS listed in Part 2 (The Lenders) of Schedule 1 (The Parties) as lenders and issuing banks (the "Lenders") and increase lenders (the "Increase Lenders"); and

(6)	COMMERZBANK FINANCE & COVERED BOND S.A. as agent of the other Finance Parties (the "Agent").

Whereas:

(A)	This Agreement is supplemental to and amends, on the Effective Date (as defined below), the syndicated L/G facility agreement originally dated 8 March 2018 (as amended and restated 4 September 2019) between the Company, the Borrowers, the Guarantors, the Arranger, the Lenders and the Agent (the "Existing Facility Agreement").

(B)	The parties wish to amend the Existing Facility Agreement, with effect from the Effective Date (as defined below), as at the date hereof on the terms and subject to the conditions set out in this Agreement.

It is agreed as follows:

1.	Definitions and Interpretation

1 .1	Definitions

Unless a contrary indication appears, a term defined in the Amended Facility Agreement (as defined below) has the same meaning in this Agreement. In addition:

"Additional Commitments" means the Additional Commitments (as defined in the Existing Facility Agreement) assumed by each Increase Lender as of the Effective Date, as stated opposite the name of such Increase Lender under the heading "Additional Commitment" in Schedule 1 (The Parties) Part 2 (The Lenders).

"Amended Facility Agreement" means the Existing Facility Agreement as amended by this Agreement.

"Effective Date" means the date on which the Agent confirms in writing to the Company satisfaction with the conditions precedent set out in Schedule 2 (Conditions Precedent) hereto.

"Existing Commitments" means the L/G Commitment of each Lender under the Existing Facilities Agreement as of the Effective Date, as stated opposite the name of such Lender under the heading "Existing Commitment" in Schedule 1 (The Parties) Part 2 (The Lenders).

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1.2	Construction

In this Agreement any reference to a "Clause" or a "Schedule" is, unless the context otherwise requires or otherwise indicated, a reference to a Clause of or a Schedule to this Agreement.

The principles of construction set out clause 1.2 (Construction) of the Existing Facility Agreement shall be incorporated into this Agreement, mutatis mutandis, as if such clause was set out in full save that references in the Existing Facility Agreement to "this Agreement" shall be construed as references to the Amended Facility Agreement.

1.3	Designation

In accordance with the Existing Facility Agreement, each of the Company and the Agent designate this Agreement as a Finance Document.

2.	Amendment of Existing Facility Agreement

2.1	On the Effective Date, the Existing Facility Agreement shall be amended as follows:

(a)	the definition "Financial Year" on Clause 1.1 (Definitions) of the Existing Facilities Agreement shall be restated in its entirety as follows:

""Financial Year" means the financial year of the Company ending on 30 September as at the date of this Agreement; provided that the Company may change the financial year to end on 31 December with prior notice to the Agent but without consent of Agent or any Lender."

(b)	the definition "L/G Fee Rate" on Clause 1.1 (Definitions) of the Existing Facilities Agreement shall be restated in its entirety as follows:

""L/G Fee Rate" means 0.70 per cent. per annum applicable from the date of this Agreement until the date the Compliance Certificate for the Relevant Period ending 31 March 2018 has been delivered and thereafter if:

(a)	no Event of Default has occurred and is continuing; and

(b)	the Leverage Ratio in respect of the most recently completed Relevant Period is within a range set out below,

then the L/G Fee Rate for each L/G will be the percentage per annum set out below in the column opposite that range:

Leverage Ratio	L/G Fee Rate (in % p.a.)
Greater than or equal to 4.0:1	1.55
Greater than or equal to 3.5:1 but less than 4.0:1	1.30
Greater than or equal to 3.0:1 but less than 3.5:1	1.10
Greater than or equal to 2.5:1 but less than 3.0:1	0.95
Greater than or equal to 2.0:1 but less than 2.5:1	0.80
Greater than or equal to 1.5:1 but less than 2.0:1	0.70
Greater than or equal to 1.0:1 but less than 1.5:1	0.65
Less than 1.0:1	0.55

However:

(i)	any increase or decrease in the L/G Fee Rate shall take effect on the date (the "reset date") which is the fifth Business Day following receipt by the Agent of the Compliance Certificate for a Relevant Period pursuant to Clause 19.2 (Compliance Certificate); and

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(ii)	while an Event of Default is continuing or a Compliance Certificate has not been delivered on its due date and remains undelivered, the L/G Fee Rate shall be the highest percentage per annum set out above."

(c)	On the Effective Date paragraph (a) of Clause 20.2 (Financial condition) of the Existing Facilities Agreement shall be restated in its entirety as follows, with retroactive effect as of 31 December 2019:

"(a)         Maximum Leverage: the ratio of (i) (x) the Company's Consolidated Indebtedness minus (y) the Liquidity Amount to (ii) Consolidated EBITDA, in each case in respect of any Relevant Period ending on or after 31 December 2019 shall not exceed a ratio of (A) 4.50:1 for the fiscal quarters ending 31 December 2019 and 31 March 2020; (B) 4.25:1 for the fiscal quarter ending 30 June 2020; (C) 4.00:1 for the fiscal quarter ending 30 September 2020; (D) 3.75:1 for the fiscal quarter ending 31 December 2020; (E) 3.50:1 for the fiscal quarter ending 31 March 2021 and any fiscal quarter ending thereafter; provided that the Company may, on or after 1 January 2021, by written notice to the Agent for distribution to the Lenders (which notice may be in the Compliance Certificate for the applicable fiscal quarter) and not more than once during the term of this Agreement, elect to increase the Maximum Leverage ratio pursuant to this clause (a) to 4.00:1.00 for a period of three (3) consecutive fiscal quarters in connection with a Material Acquisition (as defined in paragraph (c) of Clause 20.3 (Financial testing)) that involves the payment of consideration (including assumed debt) by the Company and/or its Financial Subsidiaries in excess of USD 75,000,000 (or its equivalent in any other currency or currencies) occurring during the first of such three fiscal quarters (each such period, an "Adjusted Covenant Period")."

2.2	With the exception of the foregoing amendments, the Existing Facility Agreement shall remain effective.

3.	Additional Commitment

(a)	In accordance with paragraph (b) of Clause 2.2 (Increase) of the Existing Facility Agreement the Increase Lenders agree to assume and will assume the obligations corresponding to the Additional Commitment.

(b)	The date on which the Additional Commitments in relation to the Increase Lenders is to take effect is the Effective Date.

(c)	This clause 3 is accepted as an Additional Commitment Request for the purposes of the Existing Facilities Agreement by the Agent and the Company.

4.	Confirmation of Guarantee

Each Guarantor confirms in relation to its obligations thereunder that the provisions of the guarantee and indemnity contained in Clause 17 (Guarantee and Indemnity) of the Existing Facility Agreement shall:

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(a)	remain in full force and effect on and after the date of this Agreement and will not be affected, discharged or varied by the execution of this Agreement or the transactions contemplated by this Agreement; and

(b)	with effect from the Effective Date, extend to the liabilities and obligations of the Obligors under the Finance Documents as amended by this Agreement.

5.	Representations and Warranties

(a)	Each Obligor on the date of this Agreement and the Effective Date makes the Repeated Representations:

(i)	as if each reference in those representations to "this Agreement" or "the Finance Documents" includes a reference to (i) this Agreement and (ii) the Amended Facility Agreement and (iii) the definition of Finance Document as amended in the Amended Facility Agreement; and

(ii)	by reference to the facts and circumstances existing on the Effective Date, respectively.

(b)	Each Obligor represents and warrants after giving effect to this Agreement on the Effective Date that no Event of Default has occurred and is continuing or would occur as a consequence of this Agreement.

6.	Fees

(a)	The Company shall pay to each of the Lenders party hereto a non-refundable amendment fee of 0.05% of the principal amount of its Existing Commitment as at the Effective Date, due and payable 10 Business Days after the occurrence of the Effective Date, to be payable to the Facility Agent for distribution to each Lender party hereto.

(b)	The Company shall pay to each of the Increase Lenders as a new money fee a non-refundable upfront fee of 0.18% of the principal amount of its Additional Commitment as at the Effective Date, due and payable 10 Business Days after the occurrence of the Effective Date, to be payable to the Facility Agent for distribution to each Increase Lender.

7.	Costs and Expenses

All external costs and expenses reasonably incurred in connection with this Agreement, including, but not limited to, the preparation and execution of this Agreement, shall be borne by the Company in accordance with Clause 16 (Costs and Expenses) of the Amended Facility Agreement.

8.	Miscellaneous

8.1	Counterparts

This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

8.2	Partial Invalidity; Remedies and Waivers

The provisions of Clause 32 (Partial Invalidity) and Clause 33 (Remedies and Waivers) of the Existing Facility Agreement are hereby incorporated by reference into this Agreement and shall apply herein mutatis mutandis.

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9.	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with this Agreement are governed by German law and the Company submits to the jurisdiction of the courts of Frankfurt am Main, Germany in the terms set out in clause 40 (Enforcement) of the Existing Facility Agreement (as if references in that clause 40 (Enforcement) to "this Agreement" were references to this Agreement).

This Agreement has been entered into on the date stated at the beginning of this Agreement.

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Schedule 1

The Parties

Part 1

The Obligors

Name of Borrower	Registration number (or equivalent, if any)
Hillenbrand, Inc.	One Batesville Boulevard Batesville, Indiana 47006 Indiana Secretary of State #2007110100396
Coperion GmbH	HRB 23976 (Local Court of Stuttgart) Theodorstraße 10, 70469 Stuttgart
Coperion K-Tron (Schweiz) GmbH	CHE-105.883.566 Lenzhardweg 43/45 CH-5702 Niederlenz, Switzerland
Rotex Europe Ltd	04307924 (Registered with Companies House) Ashton Lane North Whitehouse Vale Runcorn, Cheshire WA7 3FA, England
Abel GmbH	HRB 102566 (Local Court of Frankfurt am Main) Abel-Twiete 1 21514 Büchen

Name of Guarantor	Registration number (or equivalent, if any)
Hillenbrand, Inc.	One Batesville Boulevard Batesville, Indiana 47006 Indiana Secretary of State #2007110100396
Batesville Manufacturing, Inc.	One Batesville Boulevard Batesville, Indiana 47006 Indiana Secretary of State #1998090618
Batesville Casket Company, Inc.	One Batesville Boulevard Batesville, Indiana 47006 Indiana Secretary of State #2008022200482
Batesville Services, Inc.	One Batesville Boulevard Batesville, Indiana 47006 Indiana Secretary of State #192822-024
Process Equipment Group, Inc.	28 West State Street Trenton, New Jersey 08608 New Jersey Secretary of State #5278301800
K-Tron Investment Co.	103 Foulk Road, Suite 202 Wilmington, Delaware 19802 Delaware Secretary of State #2250493
Coperion K-Tron Pitman, Inc.	1209 Orange Street Wilmington, Delaware 19801 Delaware Secretary of State #0853369

Name of Guarantor	Registration number (or equivalent, if any)
TerraSource Global Corporation	1209 Orange Street Wilmington, Delaware 19801 Delaware Secretary of State #2105312
Rotex Global, LLC	1209 Orange Street Wilmington, Delaware 19801 Delaware Secretary of State #4312111
Coperion Corporation	2711 Centerville Road, Suite 400 Wilmington, Delaware 19808 Delaware Secretary of State #0780901
Red Valve Company, Inc.	600 North Bell Avenue Building II, Second Floor Carnegie, Pennsylvania 15106 # 300220

Part 2

The Lenders

Name of Lender	Existing Commitment in EUR	Additional Commitment in EUR	Commitment after increase in EUR
Commerzbank Aktiengesellschaft	75,000,000.00	5,000,000.00	80,000,000.00
HSBC Trinkaus & Burkhardt AG	35,000,000.00	5,000,000.00	40,000,000.00
Skandinaviska Enskilda Banken AB (publ) Frankfurt Branch	30,000,000.00	5,000,000.00	35,000,000.00
Sumitomo Mitsui Banking Corporation	10,000,000.00	10,000,000.00	20,000,000.00
TOTAL	150,000,000.00	25,000,000.00	175,000,000.00

Schedule 2

Conditions Precedent

1.	Obligors

(a)	In relation to an Obligor incorporated or established in Germany an up-to-date commercial register extract (Handelsregisterausdruck), its articles of association (Satzung) or partnership agreement (Gesellschaftsvertrag), copies of any by-laws as well as a list of shareholders (Gesellschafterliste) (in each case, if applicable).

(b)	A copy of a good standing certificate (including verification of tax status) with respect to each U.S. Obligor, issued as of a recent date by the Secretary of State or other appropriate official of each U.S. Obligor's jurisdiction of incorporation or organisation.

(c)	In relation to an Obligor incorporated or established in a jurisdiction other than Germany a copy of its constitutional documents.

(d)	In relation to an Obligor incorporated or established in Germany a copy of a resolution signed by all the holders of the issued shares of such Obligor and/or if applicable and required under the respective Obligor’s constitutional documents, a copy of a resolution of the supervisory board (Aufsichtsrat) and/or advisory board (Beirat) of such Obligor approving the terms of, and the transactions contemplated by the Agreement.

(e)	In relation to an Obligor incorporated in a jurisdiction other than Germany, or England and Wales or a jurisdiction of the U.S., a copy of a resolution signed by all the holders of the issued shares in each such Obligor, approving the terms of, and the transactions contemplated by the Agreement.

(f)	A copy of a resolution of the board of directors, or equivalent governing body, of each Obligor incorporated or established in a jurisdiction other than Germany:

(i)	approving the terms of, and the transactions contemplated by, the Agreement and resolving that it execute the Agreement;

(ii)	authorising a specified person or persons to execute the Agreement on its behalf; and

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Agreement.

(g)	A specimen of the signature of each person authorised to execute the Agreement and other documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Agreement.

(h)	A certificate of an authorised signatory of the relevant Obligor incorporated or established in a jurisdiction in the United Kingdom, confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guarantee or similar limit binding on it to be exceeded.

(i)	A certificate of an authorised signatory of the relevant Obligor certifying that each copy document relating to it specified in this Schedule 2 (Conditions Precedent) is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2.	Finance Documents

(a)	This Agreement executed by each member of the Group party to this Agreement.

3.	Legal opinions

(a)	A legal opinion of Latham & Watkins LLP, legal advisers to the Arranger and the Agent in Germany as to German law, substantially in the form distributed to the Lenders prior to signing this Agreement;

(b)	A legal opinion of Latham & Watkins LLP, legal advisers to the Arranger and the Agent in Germany as to English law, substantially in the form distributed to the Lenders prior to signing this Agreement;

(c)	A legal opinion of Latham & Watkins LLP, legal advisers to the Arranger and the Agent in New York as to certain U.S. law matters, substantially in the form distributed to the Lenders prior to signing this Agreement;

(d)	A legal opinion of Niederer Kraft Frey Ltd, legal advisers to the Arranger and Agent in Switzerland as to Swiss law, substantially in the form distributed to the Lenders prior to signing this Agreement;

(e)	A legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, legal advisers to the Company in Germany as to German law, substantially in the form distributed to the Lenders prior to signing this Agreement;

(f)	A legal opinion of Skadden, Arps, Slate, Meagher & Flom (UK) LLP, legal advisers to the Company in England as to English law, substantially in the form distributed to the Lenders prior to signing this Agreement;

(g)	A legal opinion of Baker & McKenzie Zurich, legal advisers to the Company in Switzerland as to Swiss law, substantially in the form distributed to the Lenders prior to signing this Agreement;

(h)	A legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, legal advisers to the Company in Delaware as to Delaware law, substantially in the form distributed to the Lenders prior to signing this Agreement;

(i)	A legal opinion of Drinker Biddle & Reath LLP, legal advisers to the Company in New Jersey as to New Jersey law, substantially in the form distributed to the Lenders prior to signing this Agreement;

(j)	A legal opinion of Ice Miller LLP, legal advisers to the Company in Indiana as to Indiana law, substantially in the form distributed to the Lenders prior to signing this Agreement;

provided that no legal opinion shall be granted in relation to Red Valve Company, Inc.

4.	Other documents and evidence

(a)	A copy of any other authorisation or other document, opinion or assurance reasonably requested by the Agent (if it has notified the Company accordingly) in connection with the entry into and performance of the transactions contemplated by this Agreement or for the validity and enforceability of this Agreement.

(b)	A certificate of the Company certifying that:

(i)	all of the representations and warranties of the Company set forth in the Agreement are true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect is true and correct in all respects), except that to the extent that such representation or warranty expressly relates to an earlier date, such representation or warranty is true and correct as of such earlier date; and

(ii)	after giving effect to the Agreement on the Effective Date, no Default or Event of Default has occurred and is continuing.

(c)	Confirmation by the Company that amendment no. 3 to the Existing US Facilitiy Agreement, dated on or about the date of this Agreement, has become effective.

SIGNATURES

THE COMPANY

Hillenbrand, Inc.

By:	/s/ Theodore S. Haddad, Jr.

Address:	One Batesville Boulevard
Batesville, Indiana 47006

THE BORROWERS

Hillenbrand, Inc.

By:	/s/ Theodore S. Haddad, Jr.

Address:	One Batesville Boulevard
Batesville, Indiana 47006

Coperion GmbH

By:	/s/ Kimberly Karen Ryan	/s/ Stefan Rottke

Address:	Theodorstraße 10,
70469 Stuttgart

Coperion K-Tron (Schweiz) GmbH

By:	/s/ Theodore S. Haddad, Jr.

Address:	Lenzhardweg 43/45
CH-5702 Niederlenz, Switzerland

[Hillenbrand - Signature Page to Second Amendment Agreement]

Rotex Europe Ltd

By:	/s/ Kristina A Cerniglia

Address:	Ashton Lane North
Whitehouse Vale
Runcorn, Cheshire WA7 3FA, England

Abel GmbH

By:	/s/ Thorsten Adria

Address:	Abel-Twiete 1
21514 Büchen

THE GUARANTORS

Hillenbrand, Inc.

By:	/s/ Theodore S. Haddad, Jr.

Address:	One Batesville Boulevard
Batesville, Indiana 47006

Batesville Manufacturing, Inc.

By:	/s/ Theodore S. Haddad, Jr.

Address:	One Batesville Boulevard
Batesville, Indiana 47006

Batesville Casket Company, Inc.

By:	/s/ Theodore S. Haddad, Jr.

Address:	One Batesville Boulevard
Batesville, Indiana 47006

[Hillenbrand - Signature Page to Second Amendment Agreement]

Batesville Services, Inc.

By:	/s/ Theodore S. Haddad, Jr.

Address:	One Batesville Boulevard
Batesville, Indiana 47006

Process Equipment Group, Inc.

By:	/s/ Theodore S. Haddad, Jr.

Address:	28 West State Street
Trenton, New Jersey 08608

K-Tron Investment Co.

By:	/s/ Theodore S. Haddad, Jr.

Address:	103 Foulk Road, Suite 202
Wilmington, Delaware 19803

Coperion K-Tron Pitman, Inc.

By:	/s/ Theodore S. Haddad, Jr.

Address:	1209 Orange Street
Wilmington, Delaware 19801

TerraSource Global Corporation

By:	/s/ Theodore S. Haddad, Jr.

Address:	1209 Orange Street
Wilmington, Delaware 19801

[Hillenbrand - Signature Page to Second Amendment Agreement]

Rotex Global, LLC

By:	/s/ Theodore S. Haddad, Jr.

Address:	1209 Orange Street
Wilmington, Delaware 19801

Coperion Corporation

By:	/s/ Theodore S. Haddad, Jr.

Address:	2711 Centerville Road, Suite 400
Wilmington, Delaware 19808

Red Valve Company, Inc.

By:	/s/ Theodore S. Haddad, Jr.

Address:	600 North Bell Avenue, Building II,
Second Floor
Carnegie,
Pennsylvania 15106

[Hillenbrand - Signature Page to Second Amendment Agreement]

THE AGENT

Commerzbank Finance & Covered Bond S.A.

By:	/s/ Frank Rommelfanger	/s/ Marcus Gögler
	Frank Rommelfanger	Marcus Gögler
	Assistant Vice President	Assistant Vice President

THE ARRANGER

Commerzbank Aktiengesellschaft

By:	/s/ Alexander Gillhausen	/s/ Maximilian Buller
	Alexander Gillhausen	Maximilian Buller

THE LENDERS AND INCREASE LENDERS

Commerzbank Aktiengesellschaft

By:	/s/ Jens-H. Meyer	/s/ Andrea Dambacher
	Jens-H. Meyer	Andrea Dambacher
	Director	Assistant Vice President

HSBC Trinkaus & Burkhardt AG

By:	/s/ Cristoph Pott	/s/ Farrah Sikandary
	Cristoph Pott	Farrah Sikandary

Skandinaviska Enskilda Banken AB (publ) Frankfurt Branch

By:	/s/ Sakari Järvelä	/s/ Philipp Jentzmik
	Sakari Järvelä	Philipp Jentzmik
	Head of Investment Banking, Germany	Head of Legal, LC&FI

Sumitomo Mitsui Banking Corporation

By:	/s/ Alexander Kowald	/s/ Marco Frensel
	Alexander Kowald	Marco Frensel
	Director	Executive Director

[Hillenbrand - Signature Page to Second Amendment Agreement]